UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material under §240.14a-12
Vitesse Energy, Inc.
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
    No fee required.
    Fee paid previously with preliminary materials.
    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024 Annual Meeting Vote by May 1, 2024 11:59 PM ET Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V38784-P02663 Your Vote Counts! VITESSE ENERGY, INC. 5619 DTC PARKWAY SUITE 700 GREENWOOD VILLAGE, CO 80111 VITESSE ENERGY, INC. You invested in VITESSE ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 2, 2024. The meeting will be held virtually at www.virtualshareholdermeeting.com/VTS2024. Vote Virtually at the Meeting* May 2, 2024 9:00 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/VTS2024 *Please check the proxy materials for any special requirements for meeting attendance. Get informed before you vote View the 2024 Proxy Statement and the 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of such material(s) by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V38785-P02663 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting, which are described in the 2024 Proxy Statement. Please follow the instructions on the reverse side to access the proxy materials to vote these important matters. 1. Election of Directors Nominees: 1a. Linda L. Adamany For 1b. Brian P. Friedman For 1c. Robert W. Gerrity For 1d. Daniel J. O’Leary For 1e. Cathleen M. Osborn For 1f. Randy I. Stein For 1g. Joseph S. Steinberg For 2. Ratify Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.